UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2026 (March 13, 2026)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 13, 2026, Tyler Technologies, Inc. (“Tyler”) entered into a Rule 10b5-1 trading plan (the “Plan”) with a brokerage firm to repurchase up to $200.0 million of shares of our common stock. Share repurchases under the Plan may commence March 16, 2026, and will end April 30, 2026.
Tyler’s share repurchase program was originally announced in October 2002 and was amended at various times from 2003 through 2026. On February 3, 2026, our Board of Directors authorized the repurchase of up to $1.0 billion of our common stock, which replaced and superseded all previous authorizations. Our share repurchase program allows us to repurchase shares at our discretion. There is no expiration date specified for the authorization. Our Board of Directors also authorized us to enter into one or more Rule 10b5-1 trading plans for share repurchases. As of March 13, 2026, we have remaining authorization from our Board of Directors to repurchase up to $734.4 million of our common stock. Share repurchases are generally funded using our existing cash balances and borrowings under our credit facility.
The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934 and Tyler’s insider trading policy. Rule 10b5-1 permits individuals and issuers, who have determined in good faith that they are not in possession of material, nonpublic information, to establish prearranged written stock trading plans under specific conditions and for specific periods of time. Subsequent receipt by the individual or issuer of material, nonpublic information will not prevent prearranged transactions under a Rule 10b5-1 plan from being executed.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
March 13, 2026	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)